UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 12, 2008

GIGABEAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50985	20-0607757
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4021 Stirrup Creek Drive, Suite 400, Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (919) 206-4426

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On February 12, 2008, our Board of Directors approved the election of Salvatore S. Bentivegna to serve on our Board of Directors. Mr. Bentivegna is the President and Chief Executive Officer of CEYX Technologies, Inc., a leading provider for software-enabled control systems for light emitting devices. Prior to joining CEYX Technologies in July 2006, Mr. Bentivegna served as President and Chief Executive Officer of ipayOne, Inc. from June 2004 to May 2006. From October 2000 to May 2003, Mr. Bentivegna served as President and Chief Executive Officer of Malibu Networks. Mr. Bentivegna has also acted as Executive Vice President to Adaptive Broadband Corp., Senior Vice President of Marketing and Business Development to Comstream Corp. and Senior Vice President of Marketing, Sales and Business Development to GE Capital Spacenet (formerly Contel Asc.). Mr. Bentivegna was the founder of the consulting firm, Benti & Associates. Mr. Bentivegna attended Seton Hall University where he studied Marketing and Business Administration and has completed advanced studies in advanced technologies, financial management and marketing management at Duke University, the Wharton School of Business and the University of Virginia, respectively.

On February 12, 2008, we issued Mr. Bentivegna 250,000 options to purchase our common stock. The options have an exercise price of $0.36 per share and expire on the tenth anniversary of the issuance date. The options will vest quarterly in equal amounts over the next three years, beginning April 1, 2008.

With respect to the issuance of our securities described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were issued to accredited investors. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 22, 2007, we issued to an existing accredited investor (the "Investor") a 14% Secured Debenture in the aggregate principal amount of $1,000,000 (the “$1,000,000 Debenture”). This transaction was previously disclosed on an 8-K filed May 24, 2007.

On February 13, 2008, the Investor advanced us $100,000. In exchange for the $100,000, we issued the Investor a 14% Secured Debenture in the same form as the $1,000,000 Debenture, due May 22, 2008 (the “$100,000 Debenture”). The $100,000 Debenture is governed by the terms and conditions of the Securities Purchase Agreement, dated May 22, 2007 and the other agreements and understandings of the parties entered into in connection with the $1,000,000 Debenture including but not limited to, the grant of a security interest to the Investor in all the assets of our Company and our subsidiary.

The foregoing description of the $100,000 Debenture does not purport to be complete and is qualified in its entirety by reference to the full text of this agreement filed as Exhibit 10.2 to this report and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01	EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1	14% Secured Debenture due May 22, 2008 (included as Exhibit 10.2 to the Form 8-K filed May 24, 2007, and incorporated herein by reference).
10.2	14% Secured Debenture due May 22, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GigaBeam Corporation
(Registrant)

Date	February 13, 2008

/s/ S. Jay Lawrence
(Signature)

Name: S. Jay Lawrence
Title: Chief Executive Officer